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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 7, 2003
                          ---------------------------

                     Citigroup Global Markets Holdings Inc.
                 (formerly Salomon Smith Barney Holdings Inc.)
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             (Exact name of registrant as specified in its charter)

  New York                         1-4346                   11-2418067
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(State or other                  (Commission              (IRS Employer
jurisdiction of                  File Number)          Identification No.)
    incorporation)




                 388 Greenwich Street, New York, New York 10013
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              (Address of principal executive offices) (Zip Code)



                                 (212) 816-6000
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              (Registrant's telephone number, including area code)




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                     Citigroup Global Markets Holdings Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.


On April 7, 2003, Citigroup Global Markets Holdings Inc. filed a Restated Certificate of Incorporation with the Secretary of State of the State of New York changing its name from Salomon Smith Barney Holdings Inc. to Citigroup Global Markets Holdings Inc.


A copy of the Restated Certificate of Incorporation is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         Exhibit Number
         --------------

            99.1 Restated Certificate of Incorporation, dated April 7, 2003, filed by Citigroup Global Markets Holdings Inc. with the Secretary of State of the State of New York.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 7, 2003           CITIGROUP GLOBAL MARKETS HOLDINGS INC.


                                By:  /s/ Mark I. Kleinman
                                    ---------------------------------------
                                Name:    Mark I. Kleinman
                                Title:   Executive Vice President and Treasurer




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                                  EXHIBIT INDEX

Exhibit Number

   99.1 Restated Certificate of Incorporation, dated April 7, 2003, filed by Citigroup Global Markets Holdings Inc. with the Secretary of State of the State of New York.